  EXHIBIT 99.1

PRESS RELEASE

TRSO Controlled Subsidiary Goldfinch-Chong Enters RMB 200 Million ($30 Millions USD) Strategic Cooperation to Expand AI-Enabled Electric Two-Wheeler Charging Infrastructure in China

LAS VEGAS, Nevada, June 30, 2026 -- TRANSUITE.ORG INC. (Ticker: TRSO), an AI, Web3 and new-energy infrastructure company, today announced that its controlled subsidiary, Goldfinch-Chong (Fuzhou) Technology Co., Ltd. (“Goldfinch-Chong”), has entered into a strategic cooperation agreement with Sichuan Wochuang Kedian IoT Technology Co., Ltd. (“Sichuan Wochuang”) to expand AI-enabled charging infrastructure for electric two-wheelers, including e-bikes, e-scooters, e-mopeds and e-motorcycles commonly used for daily transportation in China.

Under the cooperation arrangement, Sichuan Wochuang intends to deploy an initial RMB 200 million ($30 millions USD) capital investment to cooperate with Goldfinch-Chong for electric two-wheeler charging pile projects. Sichuan Wochuang will rely on Goldfinch-Chong’s intelligent charging equipments, cloud management systems, charging operation technology, data management capabilities, installation support and operating technology services to jointly expand China’s electric two-wheeler charging pile market. Sichuan Wochuang has stated that it intends to continue increasing capital investment into as the market expands to accelerate the parties’ nationwide market development goals.

The cooperation is intended to combine Goldfinch-Chong’s AI-enabled charging equipment, cloud operating platform, big data management capabilities and project implementation experience with Sichuan Wochuang’s market development resources, property and community relationships, local installation network, maintenance capabilities and user service operations.

TRSO is focused on developing a business ecosystem that integrates artificial intelligence, Web3 technologies, blockchain infrastructure, digital asset management and real-world infrastructure applications. Through controlled subsidiaries and strategic acquisitions, the Company seeks to build operating businesses that connect AI-driven technology platforms with real-world commercial use cases.

Strategic Importance to TRSO

Goldfinch-Chong is an important operating platform for TRSO’s new-energy infrastructure strategy. Goldfinch-Chong is a leading intelligent electric two-wheeler charging and management solutions provider in China, with market leadership and innovation capabilities in the electric two-wheeler charging market. The company focuses on AI-enabled electric two-wheeler charging equipment, cloud-based charging management, charging operations, big data systems, settlement technology and related value-added services.

Goldfinch-Chong has deployed more than 100,000 charging piles, serves more than 1.7 million users, and owns two major invention patents and 26 software copyrights. TRSO believes these operating assets and technology capabilities provide a foundation for expanding into broader AI-enabled charging infrastructure, IoT operations management, data platforms and potential Web3/RWA applications tied to new-energy infrastructure assets.

Sichuan Wochuang is an innovative technology enterprise focused on the electric two-wheeler mobility ecosystem. Centered on Internet of Things technology, Sichuan Wochuang integrates upstream and downstream industry resources to provide users with comprehensive solutions covering full-scenario electric two-wheeler mobility. The company focuses on charging pile network deployment, intelligent operations management, vehicle sales and supporting battery services, and has developed an integrated service system combining charging piles, vehicles and batteries to support urban green mobility infrastructure.

TRSO believes this cooperation will combine Sichuan Wochuang’s capital and market resources with Goldfinch-Chong’s intelligent charging equipment, AI operating platform, big data management capabilities and project implementation and management capabilities, accelerating Goldfinch-Chong’s expansion in China’s electric two-wheeler charging pile market and supporting its goal of becoming a leading AI + new-energy charging operations management platform in China.

1

Cooperation Scope and Implementation Path

Under the cooperation arrangement, Goldfinch-Chong is expected to provide cloud-based intelligent charging project services, including AI-enabled charging equipment; charging operation platform; cloud management systems; data management capabilities; installation support; operating technology services; and project implementation support.

Sichuan Wochuang is expected to be responsible for market expansion; property and community cooperation; project contract development; equipment installation and maintenance; user services; localized operations management; and related settlement work.

The parties intend to build a replicable and scalable operating model around community-based electric two-wheeler charging scenarios. Sichuan Wochuang’s initial RMB 200 million ($30 millions USD) cooperation and capital investment plan is expected to support project expansion, equipment deployment, channel development and operating services in China’s electric two-wheeler charging pile market. Goldfinch-Chong is expected to serve as an important implementation platform for this strategic objective, supporting project rollout, platform access, equipment deployment and operations management.

Market Opportunity

China is one of the world’s largest markets for electric two-wheelers. Electric two-wheelers, including seated electric scooters, e-mopeds and e-motorcycles, are a major form of daily transportation in China. China has approximately 460 million electric two-wheelers, creating significant market demand for safe, regulated and intelligent charging infrastructure, as well as charging and battery replacement services. The overall annual market size for charging and battery replacement is estimated at approximately RMB 300 billion, including approximately RMB 100 billion per year in charging service demand.

TRSO believes this market opportunity is supported by several long-term trends, including the growth of urban electric two-wheeler usage, community-based charging demand, fire-safety and regulated charging requirements, property-level infrastructure upgrades, and increasing demand for intelligent charging operations. The parties believe that the combination of AI-enabled charging hardware, cloud-based management systems, big data operations and community deployment resources may help improve charging safety, operating efficiency, user convenience and infrastructure scalability. This business cooperation is expected to provide TRSO with an important foothold in this market.

Management Comments

Mengqing Fan, Chief Executive Officer of TRSO, stated: “The cooperation with Sichuan Wochuang is an important milestone in TRSO’s commercial expansion and new-energy infrastructure strategy. We believe Goldfinch-Chong’s AI-enabled charging equipment, cloud operating platform and big data management capabilities can support the development of safer, more efficient and more scalable electric two-wheeler charging networks in China. As we continue to expand our AI, IoT, Web3 and infrastructure-related business initiatives, we believe this cooperation will help move TRSO’s new-energy business into a new stage of growth.”

Xiaohuan Song, President of Goldfinch-Chong stated: “Safe and convenient charging for electric two-wheelers is a significant demand in China’s community and property scenarios. Through intelligent hardware, platform-based operations, cloud management and data-driven services, Goldfinch-Chong aims to provide partners, property managers and end users with safe, efficient and sustainable electric two-wheeler charging solutions, supporting the upgrade of China’s electric two-wheeler charging infrastructure.”

Senior management of Sichuan Wochuang stated: “Goldfinch-Chong brings significant technology capabilities, operating experience and intelligent charging infrastructure solutions to China’s electric two-wheeler market. Through this cooperation, we expect to combine our market resources and local operating capabilities with Goldfinch-Chong’s platform and equipment capabilities to support efficient project execution and broader market development quickly.”

2

About TRANSUITE.ORG INC.

TRANSUITE.ORG INC. (Ticker: TRSO) is an AI, Web3 and new-energy infrastructure company headquartered in Nevada. The Company focuses on AI-driven business solutions, Web3 technology services, blockchain infrastructure, digital asset management, IoT operations and new-energy digital infrastructure-related businesses. Through strategic acquisitions and business cooperation, TRSO seeks to expand its operating presence across AI, new-energy infrastructure, IoT and blockchain-related applications.

About Goldfinch-Chong (Fuzhou) Technology Co., Ltd.

Goldfinch-Chong (Fuzhou) Technology Co., Ltd. is a controlled subsidiary of TRSO and a leading provider of intelligent electric two-wheeler charging and management solutions in China. The company focuses on AI + new-energy charging pile operations management, intelligent charging equipment, cloud management platforms, big data operations, settlement systems, charging management and related value-added services, and is committed to building a leading intelligent electric two-wheeler charging service platform in China.

About Sichuan Wochuang Kedian IoT Technology Co., Ltd.

Sichuan Wochuang Kedian IoT Technology Co., Ltd. is an innovative technology enterprise focused on the electric two-wheeler mobility ecosystem. Headquartered in Chengdu, Sichuan, the company focuses on IoT technology, charging network deployment, intelligent operations management, vehicle sales and supporting battery services. The company has developed a service system integrating charging piles, vehicles and batteries to support urban green mobility infrastructure.

Forward-Looking Statements

This press release contains forward-looking statements, including statements regarding strategic cooperation, investment support, project scale, future revenue, market expansion, equipment deployment, financing plans and business growth expectations. Forward-looking statements are subject to risks and uncertainties, and actual results may differ materially from expectations. Relevant risks include, but are not limited to, project contract execution, capital disbursement, site implementation, equipment supply, installation progress, user adoption, availability of financing, market competition, regulatory changes and the Company’s ability to continue as a going concern. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statements contained in this press release.

Investor Relations Contact

TRSO Investor Relations

Email: ir@transuite.org

Phone: +1 (775) 295-4295

3